Exhibit 99.2

Draft
5/03/2009

Supplemental Schedules

First Quarter 2009

Draft
5/03/2009

Quarterly Financial Highlights

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

Pre-tax Operating Income *

Life Marketing	$46,449	$38,127	$52,222	$51,737	$42,510	$46,449	$42,510
Acquisitions	33,576	34,514	33,021	35,368	33,621	33,576	33,621
Annuities	2,489	9,487	556	6,175	(575)	2,489	(575)
Stable Value Products	16,216	17,545	28,184	27,866	20,207	16,216	20,207
Asset Protection	9,852	6,664	8,186	6,087	6,280	9,852	6,280
Corporate & Other	(29,973)	(2,093)	(32,173)	(41,747)	(9,247)	(29,973)	(9,247)
Total Pre-tax Operating Income	$78,609	$104,244	$89,996	$85,486	$92,796	$78,609	$92,796

Balance Sheet Data

Total GAAP Assets	$41,749,006	$42,636,077	$41,152,791	$39,572,449	$38,760,243
Shareowners’ Equity	$2,163,860	$2,081,742	$1,524,655	$761,095	$783,178
Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) **	$2,543,808	$2,567,964	$2,452,860	$2,428,151	$2,443,382

Stock Data

Closing Price	$40.56	$38.05	$28.51	$14.35	$5.25	$40.56	$5.25
Average Shares Outstanding
Basic	71,080,703	71,116,961	71,115,365	71,122,593	70,850,571	71,080,703	70,850,571
Diluted	71,453,824	71,442,599	71,380,898	71,122,593	71,392,134	71,453,824	71,392,134

* “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 5 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 4 for a reconciliation of “Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Shareowners’ equity”.

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5/03/2009

Financial Strength Ratings as of March 31, 2009

Legal Entity	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Insurance companies:
Protective Life Insurance Company	A+	A+	AA-	A2
West Coast Life Insurance Company	A+	A+	AA-	A2
Protective Life and Annuity Insurance Company	A+	A+	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Credit Ratings as of March 31, 2009

Legal Entity	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Protective Life Corporation	a-	A-/BBB+ (1)	A-	Baa2
Protective Life Insurance Company	aa-	—	AA-	—

(1) The default rating is A-. The BBB+ rating is related to our senior notes due at 2013, 2014, and 2018.

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5/03/2009

GAAP Consolidated Statements of Income (Loss)

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$662,404	$678,873	$664,464	$686,812	$697,271	$662,404	$697,271
Reinsurance Ceded	(371,072)	(423,774)	(366,734)	(421,230)	(355,302)	(371,072)	(355,302)
Net Premiums and Policy Fees	291,332	255,099	297,730	265,582	341,969	291,332	341,969
Net investment income	408,465	438,941	423,522	404,236	421,685	408,465	421,685
RIGL - Derivatives	(1,657)	65,087	91,991	(38,764)	92,433	(1,657)	92,433
RIGL - All Other Investments	(28,045)	(32,425)	(148,458)	(63,766)	(41,843)	(28,045)	(41,843)

OTTI losses	—	(79,986)	(202,644)	(29,168)	(117,314)	—	(117,314)
OTTI losses recognized in OCI (before taxes)	—	—	—	—	27,488	—	27,488
Net OTTI losses recognized in earnings	—	(79,986)	(202,644)	(29,168)	(89,826)	—	(89,826)

Other income	45,509	47,983	47,943	47,057	38,663	45,509	38,663
Total Revenues	715,604	694,699	510,084	585,177	763,081	715,604	763,081

BENEFITS & EXPENSES
Benefits and settlement expenses	494,676	470,344	535,839	475,682	545,475	494,676	545,475
Amortization of deferred policy acquisition costs and value of businesses acquired	68,370	71,450	39,331	54,591	113,648	68,370	113,648
Other operating expenses	65,068	60,204	60,788	47,120	46,671	65,068	46,671
Interest on indebtedness - subsidiaries	17,233	18,554	16,990	14,698	7,991	17,233	7,991
Interest on indebtedness - holding company - other debt	7,267	7,267	7,677	9,942	7,740	7,267	7,740
Interest on indebtedness - holding company - hybrid securities	9,401	9,401	9,401	9,401	9,400	9,401	9,400
Total Benefits and Expenses	662,015	637,220	670,026	611,434	730,925	662,015	730,925

INCOME (LOSS) BEFORE INCOME TAX	53,589	57,479	(159,942)	(26,257)	32,156	53,589	32,156
Income tax expense (benefit)	17,707	19,295	(59,934)	(10,344)	10,021	17,707	10,021
NET INCOME (LOSS)	$35,882	$38,184	$(100,008)	$(15,913)	$22,135	$35,882	$22,135

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.73	$0.96	$0.88	$0.80	$0.86
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.04	0.59	0.91	(0.15)	0.65
RIGL - All Other Investments, net of participating income	(0.27)	(1.02)	(3.19)	(0.87)	(1.20)
Net income (loss)-diluted	$0.50	$0.53	$(1.40)	$(0.22)	$0.31
Average shares outstanding-diluted	71,453,824	71,442,599	71,380,898	71,122,593	71,392,134
Dividends paid	$0.225	$0.235	$0.235	$0.12	$0.12
PER SHARE DATA FOR YTD
Operating income-diluted *	$0.73	$1.69	$2.57	$3.37	$0.86
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.04	0.63	1.54	1.39	0.65
RIGL - All Other Investments, net of participating income	(0.27)	(1.28)	(4.47)	(5.35)	(1.20)
Net income (loss)-diluted	$0.50	$1.04	$(0.36)	$(0.59)	$0.31
Average shares outstanding-diluted	71,453,824	71,448,211	71,425,610	71,108,961	71,392,134
Dividends paid	$0.225	$0.460	$0.695	$0.815	$0.12

* “Operating Income” is a non-GAAP financial measure. “Net Income (loss)” is a GAAP financial measure to which “Operating Income” may be compared.

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5/03/2009

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2008	2008	2008	2008	2009

ASSETS

Fixed maturities	$23,167,901	$24,097,693	$22,084,909	$20,098,980	$19,571,798
Equity securities	289,307	357,672	312,389	302,132	268,211
Mortgage loans	3,377,397	3,523,121	3,653,919	3,848,288	3,858,573
Investment real estate	7,975	7,834	7,793	14,810	14,769
Policy loans	813,107	805,105	811,846	810,933	800,617
Other long-term investments	193,364	222,770	329,259	432,137	451,847
Long-term investments	27,849,051	29,014,195	27,200,115	25,507,280	24,965,815
Short-term investments	1,121,138	839,973	987,604	1,059,506	845,558
Total investments	28,970,189	29,854,168	28,187,719	26,566,786	25,811,373
Cash	117,933	107,367	86,587	149,358	180,648
Accrued investment income	281,396	294,908	308,144	287,543	286,363
Accounts and premiums receivable	118,533	139,123	163,258	55,017	59,867
Reinsurance receivable	5,287,241	5,203,089	5,227,020	5,254,788	5,273,817
Deferred policy acquisition costs and value of businesses acquired	3,499,271	3,629,243	3,965,955	4,200,321	4,243,218
Goodwill	116,481	116,307	122,128	120,954	120,179
Property and equipment, net	42,027	40,924	40,274	39,707	37,795
Other assets	156,486	163,752	172,759	174,035	174,777
Current/Deferred income tax	148,342	120,248	154,454	453,526	440,110
Assets related to separate accounts
Variable annuity	2,686,752	2,641,203	2,426,806	2,027,470	1,907,272
Variable universal life	324,355	325,745	297,687	242,944	224,824

TOTAL ASSETS	$41,749,006	$42,636,077	$41,152,791	$39,572,449	$38,760,243

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5/03/2009

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2008	2008	2008	2008	2009

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$16,728,276	$16,772,722	$16,882,724	$17,008,524	$17,118,094
Unearned premiums	1,188,886	1,222,142	1,248,942	1,251,855	1,230,108
Stable value product deposits	5,207,936	5,442,022	6,021,834	4,960,405	4,360,658
Annuity deposits	8,726,137	8,886,520	8,976,496	9,357,427	9,316,791
Other policyholders’ funds	350,779	405,653	424,185	421,313	443,173
Securities sold under repurchase agreements	—	360,000	—	—	—
Other liabilities	1,116,630	1,306,493	741,120	926,821	719,550
Accrued income taxes	—	—	—	—	—
Deferred income taxes	361,038	317,531	58,747	—	—
Non-recourse funding obligations	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000
Debt	579,852	559,852	649,852	714,852	756,852
Liabilities related to variable interest entities	400,000	400,000	—	—	—
Subordinated Debt Securities	524,743	524,743	524,743	524,743	524,743
Minority interest - subsidiaries	14,762	14,709	—	—	—
Liabilities related to separate accounts
Variable annuity	2,686,752	2,641,203	2,426,806	2,027,470	1,907,272
Variable universal life	324,355	325,745	297,687	242,944	224,824
TOTAL LIABILITIES	39,585,146	40,554,335	39,628,136	38,811,354	37,977,065

SHAREOWNERS’ EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in-capital	446,191	447,914	448,887	448,481	449,009
Treasury stock	(27,998)	(27,334)	(26,978)	(26,978)	(26,490)
Cumulative Effect Adjustments	3,616	3,616	3,616	3,616	3,616
Unallocated ESOP shares	(474)	(474)	(474)	(474)	—
Retained earnings	2,085,847	2,107,616	1,991,183	1,966,880	1,980,621
Accumulated other comprehensive income (loss)	(379,948)	(486,222)	(928,205)	(1,667,056)	(1,660,204)
TOTAL SHAREOWNERS’ EQUITY	2,163,860	2,081,742	1,524,655	761,095	783,178
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$41,749,006	$42,636,077	$41,152,791	$39,572,449	$38,760,243

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$30.99	$29.80	$21.81	$10.89	$11.19
Less: Accumulated other comprehensive income (loss)	(5.44)	(6.96)	(13.28)	(23.85)	(23.72)
Excluding accumulated other comprehensive income (loss)*	$36.43	$36.76	$35.09	$34.74	$34.91

Total Shareowners’ Equity	$2,163,860	$2,081,742	$1,524,655	$761,095	$783,178
Less: Accumulated other comprehensive income (loss)	(379,948)	(486,222)	(928,205)	(1,667,056)	(1,660,204)
Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,543,808	$2,567,964	$2,452,860	$2,428,151	$2,443,382

Common shares outstanding	69,829,037	69,864,518	69,903,431	69,905,807	69,986,429
Treasury Stock shares	3,422,923	3,387,442	3,348,529	3,346,153	3,265,531

* “Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft
5/03/2009

Calculation of Operating Earnings (Loss) Per Share

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

CALCULATION OF NET INCOME (LOSS) PER SHARE

Net income (loss)	$35,882	$38,184	$(100,008)	$(15,913)	$22,135	$35,882	$22,135

Average shares outstanding-basic	71,080,703	71,116,961	71,115,365	71,122,593	70,850,571	71,080,703	70,850,571
Average shares outstanding-diluted	71,453,824	71,442,599	71,380,898	71,122,593	71,392,134	71,453,824	71,392,134

Net income (loss) per share-basic	$0.50	$0.54	$(1.41)	$(0.22)	$0.31	$0.50	$0.31
Net income (loss) per share-diluted	$0.50	$0.53	$(1.40)	$(0.22)	$0.31	$0.50	$0.31

Income (loss) from continuing operations	$35,882	$38,184	$(100,008)	$(15,913)	$22,135	$35,882	$22,135
EPS (basic)	$0.50	$0.54	$(1.41)	$(0.22)	$0.31	$0.50	$0.31
EPS (diluted)	$0.50	$0.53	$(1.40)	$(0.22)	$0.31	$0.50	$0.31

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(1,657)	$65,087	$91,991	$(38,764)	$92,433	$(1,657)	$92,433
Derivative Gains related to Corporate Debt and Investments	(484)	(1,786)	(1,915)	(1,569)	(2,238)	(484)	(2,238)
Derivative Gains related to Annuities	6,240	1,850	10,385	22,496	(19,088)	6,240	(19,088)
RIGL - All Other Investments, net of participating income	(28,045)	(112,411)	(351,102)	(92,934)	(131,669)	(28,045)	(131,669)
Related amortization of DAC & VOBA	(1,074)	495	703	(972)	(78)	(1,074)	(78)
	(25,020)	(46,765)	(249,938)	(111,743)	(60,640)	(25,020)	(60,640)
Tax effect	8,757	16,368	87,478	39,110	21,224	8,757	21,224
	$(16,263)	$(30,397)	$(162,460)	$(72,633)	$(39,416)	$(16,263)	$(39,416)

RIGL - Derivatives per share-diluted	$0.04	$0.59	$0.91	$(0.15)	$0.65	$0.04	$0.65
RIGL - All Other Investments per share-diluted	$(0.27)	$(1.02)	$(3.19)	$(0.87)	$(1.20)	$(0.27)	$(1.20)

OPERATING INCOME PER SHARE *

Net income (loss) per share-diluted	$0.50	$0.53	$(1.40)	$(0.22)	$0.31	$0.50	$0.31
RIGL - Derivatives per share-diluted	0.04	0.59	0.91	(0.15)	0.65	0.04	0.65
RIGL - All Other Investments, net of participating income per share-diluted	(0.27)	(1.02)	(3.19)	(0.87)	(1.20)	(0.27)	(1.20)
Operating income per share-diluted	$0.73	$0.96	$0.88	$0.80	$0.86	$0.73	$0.86

NET OPERATING INCOME *

Net income (loss)	$35,882	$38,184	$(100,008)	$(15,913)	$22,135	$35,882	$22,135
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	2,664	42,349	65,299	(11,594)	46,220	2,664	46,220
Less: RIGL - All Other Investments net of tax, amortization, and participating income	(18,927)	(72,746)	(227,759)	(61,039)	(85,636)	(18,927)	(85,636)
Net operating income	$52,145	$68,581	$62,452	$56,720	$61,551	$52,145	$61,551

PRE-TAX OPERATING INCOME **

Income (loss) before income tax and discontinued operations	$53,589	$57,479	$(159,942)	$(26,257)	$32,156	$53,589	$32,156
Less: RIGL - Derivatives	(1,657)	65,087	91,991	(38,764)	92,433	(1,657)	92,433
Less: Derivative gains related to corporate debt, investments & annuities	5,756	64	8,470	20,927	(21,326)	5,756	(21,326)
Less: RIGL - All Other Investments, net of participating income	(28,045)	(112,411)	(351,102)	(92,934)	(131,669)	(28,045)	(131,669)
Less: Related amortization of DAC & VOBA	(1,074)	495	703	(972)	(78)	(1,074)	(78)
Pre-tax operating income	$78,609	$104,244	$89,996	$85,486	$92,796	$78,609	$92,796

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income (Loss)” and “Net Income (Loss) Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income (Loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

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5/03/2009

Invested Asset Summary

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2008	2008	2008	2008	2009

Total Portfolio

Fixed Income	$23,167.9	$24,097.7	$22,084.9	$20,099.0	$19,571.8
Mortgage Loans	3,377.4	3,523.1	3,653.9	3,848.3	3,858.6
Real Estate	8.0	7.8	7.8	14.8	14.8
Equities	289.3	357.7	312.4	302.1	268.2
Policy Loans	813.1	805.1	811.8	810.9	800.6
Short-Term Investments	1,121.1	840.0	987.6	1,059.5	845.6
Other Long-Term Investments	193.4	222.8	329.3	432.1	451.8
Total Invested Assets	$28,970.2	$29,854.2	$28,187.7	$26,566.7	$25,811.4

Draft

5/03/2009

Invested Asset Summary - Fixed Income

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2008	2008	2008	2008	2009

Fixed Income

Corporate Bonds	$13,852.4	$14,642.9	$13,552.4	$12,306.3	$12,042.8
Residential Mortgage-Backed Securities	6,216.0	6,587.1	5,652.5	4,960.2	4,731.9
Commercial Mortgage-Backed Securities	1,232.7	1,206.3	1,249.5	1,184.9	1,164.2
Asset-Backed Securities	1,486.1	1,316.5	1,209.0	1,132.7	1,175.2
US Govt Bonds	317.7	313.3	390.2	484.9	427.5
States, Municipals and Political Subdivisions	62.9	31.5	31.3	30.0	30.2
Preferred Securities	0.1	0.1	—	—	—
Convertibles and Bonds with Warrants	—	—	—	—	—
Total Fixed Income Portfolio	$23,167.9	$24,097.7	$22,084.9	$20,099.0	$19,571.8

Fixed Income - Quality

AAA	42.2%	40.9%	38.6%	35.2%	33.7%
AA	8.2%	7.3%	7.1%	6.6%	6.1%
A	17.8%	18.1%	18.8%	19.8%	19.0%
BBB	27.0%	28.4%	30.3%	33.0%	33.6%
Below investment grade	4.8%	5.3%	5.2%	5.4%	7.6%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior quarter public utilities securities have been reclassed to Corporate Bonds

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5/03/2009

Invested Asset Summary - Mortgages

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2008	2008	2008	2008	2009

Mortgage Loans - Type

Retail	64.5%	64.4%	64.9%	65.2%	64.8%
Apartments	10.8%	10.6%	10.4%	10.1%	10.7%
Office Buildings	13.8%	13.8%	14.0%	14.3%	14.4%
Warehouses	8.0%	8.3%	8.1%	7.9%	7.7%
Miscellaneous	2.9%	2.9%	2.6%	2.5%	2.4%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$7.4	$—	$7.8	$—	$0.7
90 Days Past Due	—	7.4	7.4	7.4	10.7
Renegotiated Loans	—	—	—	—	—
Foreclosed Real Estate	—	—	—	7.8	—
	$7.4	$7.4	$15.2	$15.2	$11.4

Draft

5/03/2009

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
(Unaudited)	2008	2008	2008	2008	2009

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Asset Class
AAA	$182.3	$192.4	$183.4	$148.6	$138.7
AA	16.6	17.1	19.2	—	3.6
A	62.4	58.1	81.9	55.3	48.6
BBB	153.7	153.9	103.0	137.5	134.5
Below investment grade	—	—	—	—	5.8
Short-term investments	17.6	2.0	—	—	—
Swaps	(13.9)	(5.7)	—	—	—
Total	$418.7	$417.8	$387.5	$341.4	$331.2

Modco Trading Portfolio

Asset Class
AAA	$1,527.2	$1,477.5	$1,330.5	$1,357.1	$1,079.0
AA	263.8	249.6	200.2	147.3	134.1
A	754.0	713.3	654.9	591.5	563.6
BBB	806.5	837.3	792.5	743.5	837.2
Below investment grade	29.9	46.7	53.2	55.6	112.1
Total	$3,381.4	$3,324.4	$3,031.3	$2,895.0	$2,726.0

Draft

5/03/2009

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of March 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$26.7	$70.6	$70.6	$—	$—	$167.9
AA	—	—	—	—	—	—
A	10.8	—	—	—	—	10.8
BBB	34.6	—	—	—	—	34.6
Below investment grade	5.7	162.5	114.9	—	—	283.1
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$77.8	$233.1	$185.5	$—	$—	$496.4

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(4.4)	$(11.0)	$(11.0)	$—	$—	$(26.4)
AA	—				—	—
A	(3.5)	—	—	—	—	(3.5)
BBB	(7.3)	—	—	—	—	(7.3)
Below investment grade	(4.4)	(88.1)	(59.4)	—	—	(151.9)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(19.6)	$(99.1)	$(70.4)	$—	$—	$(189.1)

Draft

5/03/2009

Invested Asset Summary - MBS - Subprime

Mortgage-backed Securities Collateralized by Subprime Loans as of March 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$3.4	$—	$—	$—	$—	$3.4
AA	0.9	1.5	3.3	—	—	5.7
A	—	6.1	—	—	—	6.1
BBB	0.1	5.2	3.0	—	—	8.3
Below investment grade	1.2	8.8	6.4	—	—	16.4
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$5.6	$21.6	$12.7	$—	$—	$39.9

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(1.1)	$—	$—	$—	$—	$(1.1)
AA	(0.7)	(0.4)	(6.8)	—	—	(7.9)
A	—	(1.2)	—	—	—	(1.2)
BBB	(0.1)	(2.0)	(8.0)	—	—	(10.1)
Below investment grade	(1.4)	(5.3)	(7.0)	—	—	(13.7)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(3.3)	$(8.9)	$(21.8)	$—	$—	$(34.0)

Draft

5/03/2009

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of March 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$2,673.8	$594.8	$213.6	$3.8	$—	$3,486.0
AA	5.8	68.0	—	—	—	73.8
A	1.6	120.8	6.7	—	—	129.1
BBB	1.4	178.8	77.2	—	—	257.4
Below investment grade	19.4	140.6	89.3	—	—	249.3
Total mortgage-backed securities collateralized by prime loans	$2,702.0	$1,103.0	$386.8	$3.8	$—	$4,195.6

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(144.6)	$(75.7)	$(40.6)	$0.2	$—	$(260.7)
AA	(11.8)	(28.5)	—	—	—	(40.3)
A	(0.3)	(29.1)	(1.7)	—	—	(31.1)
BBB	0.2	(39.8)	(25.9)	—	—	(65.5)
Below investment grade	(3.1)	(34.8)	(41.7)	—	—	(79.6)
Total mortgage-backed securities collateralized by prime loans	$(159.6)	$(207.9)	$(109.9)	$0.2	$—	$(477.2)

Draft

5/03/2009

Invested Asset Summary - External CMBS

External Commercial Mortgage-backed Securities as of March 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$258.6	$12.1	$—	$37.0	$—	$307.7
BBB	4.8	—	—	—	—	4.8
Total external commercial mortgage-backed securities	$263.4	$12.1	$—	$37.0	$—	$312.5

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(4.8)	$(1.6)	$—	$(7.2)	$—	$(13.6)
BBB	(2.2)	—	—	—	—	(2.2)
Total external commercial mortgage-backed securities	$(7.0)	$(1.6)	$—	$(7.2)	$—	$(15.8)

Draft

5/03/2009

Invested Asset Summary - ABS*

Asset-backed Securities* as of March 31, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$634.4	$40.8	$373.1	$47.7	$—	$1,096.0
AA	6.6	—	—	—	—	6.6
A	1.8	—	—	—	—	1.8
BBB	3.1	5.8	24.3	—	—	33.2
Below investment grade	—	25.8	11.8	—	—	37.6
Total asset-backed securities	$645.9	$72.4	$409.2	$47.7	$—	$1,175.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(29.2)	$(1.9)	$(36.5)	$(2.3)	$—	$(69.9)
AA	(0.7)	—	—	—	—	(0.7)
A	(0.2)	—	—	—	—	(0.2)
BBB	(1.2)	(2.0)	(2.8)	—	—	(6.0)
Below investment grade	—	(37.2)	(3.6)	—	—	(40.8)
Total asset-backed securities	$(31.3)	$(41.1)	$(42.9)	$(2.3)	$—	$(117.6)

* Excludes Residential and Commercial mortgage-backed securities

Draft

5/03/02009

Invested Asset Summary - Other

(Dollars In Millions) (Unaudited)	GAAP Amortized Cost	Market Value	Unrealized Gain / (Loss)
Hybrid / Preferred Securities
Domestic Exposure
Upper Tier 2	$—	$—	$—
Tier 1	987.6	491.2	(496.4)
Preferred Stock	178.7	122.2	(56.5)
Total Domestic Exposure	$1,166.3	$613.4	$(552.9)

European Exposure
Upper Tier 2	$8.3	$4.9	$(3.4)
Tier 1	282.3	88.2	(194.1)
Preferred Stock	64.5	43.0	(21.5)
Total European Exposure	$355.1	$136.1	$(219.0)

Other Foreign Exposure
Upper Tier 2	$—	$—	$—
Tier 1	66.2	35.0	(31.2)
Preferred Stock	0.1	—	(0.1)
Total Other Foreign Exposure	$66.3	$35.0	$(31.3)

Total Domestic, European and Other Exposure
Upper Tier 2	$8.3	$4.9	$(3.4)
Tier 1	1,336.1	614.4	(721.7)
Preferred Stock	243.3	165.2	(78.1)
Total Domestic, European and Other Exposure	$1,587.7	$784.5	$(803.2)

Draft

5/03/2009

Life Marketing Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$358,783	$377,807	$372,674	$391,302	$413,777	$358,783	$413,777
Reinsurance Ceded	(207,865)	(255,739)	(205,699)	(254,723)	(204,167)	(207,865)	(204,167)
Net Premiums and Policy Fees	150,918	122,068	166,975	136,579	209,610	150,918	209,610
Net investment income	84,956	86,989	88,825	89,283	93,527	84,956	93,527
Realized investment gains (losses)	—	—	—	—	—	—	—
Other income	25,045	26,010	23,507	22,184	19,830	25,045	19,830
Total Revenues	260,919	235,067	279,307	248,046	322,967	260,919	322,967

BENEFITS & EXPENSES
Benefits and settlement expenses	177,778	161,861	212,201	153,115	236,526	177,778	236,526
Amortization of deferred policy acquisition costs and value of businesses acquired	26,923	27,234	5,009	35,256	35,728	26,923	35,728
Other operating expenses	9,769	7,845	9,875	7,938	8,203	9,769	8,203
Total Benefits and Expenses	214,470	196,940	227,085	196,309	280,457	214,470	280,457

INCOME BEFORE INCOME TAX	$46,449	$38,127	$52,222	$51,737	$42,510	$46,449	$42,510

Life Marketing Key Data

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

SALES BY PRODUCT
Traditional	$27,008	$26,881	$23,039	$22,274	$23,151	$27,008	$23,151
Universal life	14,663	12,581	11,092	14,496	12,819	14,663	12,819
Variable universal life	1,604	1,679	1,222	1,162	642	1,604	642
Total	$43,275	$41,141	$35,353	$37,932	$36,612	$43,275	$36,612

SALES BY DISTRIBUTION
Brokerage general agents	$24,396	$23,545	$20,805	$20,549	$21,464	$24,396	$21,464
Independent agents	8,852	9,331	7,403	7,515	7,280	8,852	7,280
Stockbrokers/banks	8,447	7,307	6,587	8,205	7,173	8,447	7,173
BOLI/other	1,580	958	558	1,663	695	1,580	695
Total	$43,275	$41,141	$35,353	$37,932	$36,612	$43,275	$36,612

Draft

5/03/2009

Annuities Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$8,191	$8,449	$7,885	$10,013	$10,985	$8,191	$10,985
Reinsurance Ceded	—	—	—	(206)	(42)	—	(42)
Net Premiums and Policy Fees	8,191	8,449	7,885	9,807	10,943	8,191	10,943
Net investment income	77,286	85,007	89,742	95,516	102,982	77,286	102,982
RIGL - Derivatives	(6,240)	(1,850)	(10,385)	(22,496)	19,088	(6,240)	19,088
RIGL - All Other Investments	20	1,095	(14,419)	387	(6,448)	20	(6,448)
Other income	3,003	3,255	3,366	3,137	3,380	3,003	3,380
Total Revenues	82,260	95,956	76,189	86,351	129,945	82,260	129,945

BENEFITS & EXPENSES
Benefits and settlement expenses	67,416	71,842	81,441	90,101	85,808	67,416	85,808
Amortization of deferred policy acquisition costs and value of businesses acquired	5,901	7,239	3,034	(15,558)	45,085	5,901	45,085
Other operating expenses	6,414	6,333	6,650	6,225	5,975	6,414	5,975
Total Benefits and Expenses	79,731	85,414	91,125	80,768	136,868	79,731	136,868

INCOME BEFORE INCOME TAX	2,529	10,542	(14,936)	5,583	(6,923)	2,529	(6,923)

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(6,240)	(1,850)	(10,385)	(22,496)	19,088	(6,240)	19,088
Add back: Derivative gains related to annuities	(6,240)	(1,850)	(10,385)	(22,496)	19,088	(6,240)	19,088
Less: RIGL - All Other Investments	20	1,095	(14,419)	387	(6,448)	20	(6,448)
Add back: Related amortization of deferred acquisition costs	(20)	40	1,073	979	(100)	(20)	(100)

PRE-TAX OPERATING INCOME	$2,489	$9,487	$556	$6,175	$(575)	$2,489	$(575)

Annuities Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2008	2008	2008	2008	2009	2008	2009

SALES
Variable Annuity	$92,792	$115,448	$132,374	$111,794	$139,056	$92,792	$139,056
Immediate Annuity	225,759	41,731	34,727	47,642	26,043	225,759	26,043
Single Premium Deferred Annuity	81,891	185,468	58,854	400,638	151,016	81,891	151,016
Market Value Adjusted Annuity	208,423	205,866	240,639	411,145	117,305	208,423	117,305
Equity Indexed Annuity	3,175	3,723	5,565	4,911	3,316	3,175	3,316
Total	$612,040	$552,236	$472,159	$976,130	$436,736	$612,040	$436,736

PRE-TAX OPERATING INCOME
Variable Annuity	$4,068	$5,436	$(5,737)	$(7,056)	$(5,841)	$4,068	$(5,841)
Fixed Annuity	(1,579)	4,051	6,293	13,231	5,266	(1,579)	5,266
Total	$2,489	$9,487	$556	$6,175	$(575)	$2,489	$(575)

DEPOSIT BALANCE
VA Fixed Annuity	$190,968	$201,171	$212,011	$202,395	$226,707
VA Separate Account Annuity	2,501,975	2,464,467	2,265,765	2,098,203	1,786,993
Sub-total	2,692,943	2,665,638	2,477,776	2,300,598	2,013,700
Fixed Annuity	5,114,313	5,443,137	5,703,702	6,195,293	6,530,391
Total	$7,807,256	$8,108,775	$8,181,478	$8,495,891	$8,544,091

Draft

5/03/2009

Stable Value Products Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Net investment income	$78,361	$77,747	$88,254	$83,991	$63,176	$78,361	$63,176
RIGL - Derivatives	220	354	(3,196)	(1,451)	707	220	707
RIGL - All Other Investments	5,213	1,469	8,180	(17,216)	1,155	5,213	1,155
Other income	—	—	3,000	6,360	1,526	—	1,526
Total Revenues	83,794	79,570	96,238	71,684	66,564	83,794	66,564

BENEFITS & EXPENSES
Benefits and settlement expenses	59,929	57,485	60,128	60,066	42,585	59,929	42,585
Amortization of deferred policy acquisition costs and value of businesses acquired	1,067	1,095	1,211	1,094	927	1,067	927
Other operating expenses	1,149	1,622	1,731	1,325	983	1,149	983
Total Benefits and Expenses	62,145	60,202	63,070	62,485	44,495	62,145	44,495

INCOME BEFORE INCOME TAX	21,649	19,368	33,168	9,199	22,069	21,649	22,069

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	220	354	(3,196)	(1,451)	707	220	707
Less: RIGL-All Other Investments	5,213	1,469	8,180	(17,216)	1,155	5,213	1,155

PRE-TAX OPERATING INCOME	$16,216	$17,545	$28,184	$27,866	$20,207	$16,216	$20,207

Stable Value Products Key Data

	1ST QTR	2ND QTR	3RD QTR		4TH QTR		1ST QTR		3 MOS
	2008	2008	2008		2008		2009		2008	2009

SALES
GIC	$74,232	$11,113	$22,600		$58,339		$—		$74,232	$—
GFA - Direct Institutional	—	425,000	636,651		—		—		—	—
GFA - Registered - Institutional	450,000	—	—		—		—		450,000	—
GFA - Registered - Retail	113,404	151,725	25,719		—		—		113,404	—
Total	$637,636	$587,838	$684,970		$58,339		$—		$637,636	$—

DEPOSIT BALANCE
Quarter End Balance	$5,207,936	$5,442,022	$6,021,834		$4,960,405		$4,360,658
Average Daily Balance	$5,140,310	$5,139,017	$5,824,533		$5,666,809		$4,523,563

OPERATING SPREAD	1.26%	1.34%	1.70	%(1)	1.52	%(1)	1.65	%(1)

(1)   Excludes one-time funding agreement retirement gains

Draft

5/03/2009

Asset Protection Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$95,335	$91,110	$88,763	$87,961	$86,935	$95,335	$86,935
Reinsurance Ceded	(47,443)	(42,954)	(40,249)	(40,229)	(41,485)	(47,443)	(41,485)
Net Premiums and Policy Fees	47,892	48,156	48,514	47,732	45,450	47,892	45,450
Net investment income	9,905	9,808	9,595	9,348	8,932	9,905	8,932
Realized investment gains (losses)	—	—	—	—	—	—	—
Other income	15,136	17,379	16,445	13,311	12,473	15,136	12,473
Total Revenues	72,933	75,343	74,554	70,391	66,855	72,933	66,855

BENEFITS & EXPENSES
Benefits and settlement expenses	24,766	27,662	28,021	26,288	34,110	24,766	34,110
Amortization of deferred policy acquisition costs and value of businesses acquired	14,332	15,341	14,154	13,877	13,683	14,332	13,683
Other operating expenses	23,983	25,676	24,193	24,139	12,782	23,983	12,782
Total Benefits and Expenses	63,081	68,679	66,368	64,304	60,575	63,081	60,575

INCOME BEFORE INCOME TAX	$9,852	$6,664	$8,186	$6,087	$6,280	$9,852	$6,280

Asset Protection Key Data

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
	2008	2008	2008	2008	2009	2008	2009

SALES
Credit insurance	$22,790	$18,381	$15,628	$10,518	$8,483	$22,790	$8,483
Service contracts	71,663	82,199	72,483	53,517	48,076	71,663	48,076
Other products	16,262	19,055	16,126	12,025	11,781	16,262	11,781
Total	$110,715	$119,635	$104,237	$76,060	$68,340	$110,715	$68,340

Draft

5/03/2009

Acquisitions Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$191,492	$193,516	$188,377	$191,053	$178,676	$191,492	$178,676
Reinsurance Ceded	(115,763)	(125,079)	(120,785)	(126,071)	(109,607)	(115,763)	(109,607)
Net Premiums and Policy Fees	75,729	68,437	67,592	64,982	69,069	75,729	69,069
Net investment income	136,213	134,482	132,177	127,156	123,541	136,213	123,541
RIGL - Derivatives	28,590	46,499	106,974	27,737	57,684	28,590	57,684
RIGL - All Other Investments	(36,318)	(50,323)	(146,976)	(72,964)	(52,463)	(36,318)	(52,463)
Other income	1,421	1,847	1,605	1,862	1,403	1,421	1,403
Total Revenues	205,635	200,942	161,372	148,773	199,234	205,635	199,234

BENEFITS & EXPENSES
Benefits and settlement expenses	154,420	142,801	145,153	137,897	138,731	154,420	138,731
Amortization of deferred policy acquisition costs and value of businesses acquired	19,596	19,977	15,405	19,406	17,741	19,596	17,741
Other operating expenses	6,865	6,939	6,019	1,322	4,098	6,865	4,098
Total Benefits and Expenses	180,881	169,717	166,577	158,625	160,570	180,881	160,570

INCOME (LOSS) BEFORE INCOME TAX	24,754	31,225	(5,205)	(9,852)	38,664	24,754	38,664

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	28,590	46,499	106,974	27,737	57,684	28,590	57,684
Less: RIGL - All Other Investments	(36,318)	(50,323)	(146,976)	(72,964)	(52,463)	(36,318)	(52,463)
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	1,094	(535)	(1,776)	(7)	178	1,094	178

PRE-TAX OPERATING INCOME	$33,576	$34,514	$33,021	$35,368	$33,621	$33,576	$33,621

Draft

5/03/2009

Corporate & Other Quarterly Trends

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS
(Unaudited)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$8,603	$7,991	$6,765	$6,483	$6,898	$8,603	$6,898
Reinsurance Ceded	(1)	(2)	(1)	(1)	(1)	(1)	(1)
Net Premiums and Policy Fees	8,602	7,989	6,764	6,482	6,897	8,602	6,897
Net investment income	21,744	44,908	14,929	(1,058)	29,527	21,744	29,527
RIGL - Derivatives	(24,227)	20,084	(1,402)	(42,554)	14,954	(24,227)	14,954
RIGL - All Other Investments	3,040	(64,652)	(197,887)	(3,141)	(73,913)	3,040	(73,913)
Other income	904	(508)	20	203	51	904	51
Total Revenues	10,063	7,821	(177,576)	(40,068)	(22,484)	10,063	(22,484)

BENEFITS & EXPENSES
Benefits and settlement expenses	10,367	8,693	8,895	8,215	7,715	10,367	7,715
Amortization of deferred policy acquisition costs and value of businesses acquired	551	564	518	516	484	551	484
Other operating expenses	50,789	47,011	46,388	40,212	39,761	50,789	39,761
Total Benefits and Expenses	61,707	56,268	55,801	48,943	47,960	61,707	47,960

INCOME (LOSS) BEFORE INCOME TAX	(51,644)	(48,447)	(233,377)	(89,011)	(70,444)	(51,644)	(70,444)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(24,227)	20,084	(1,402)	(42,554)	14,954	(24,227)	14,954
Less: RIGL-All Other Investments, net of participating income	3,040	(64,652)	(197,887)	(3,141)	(73,913)	3,040	(73,913)
Add back: Derivative gains related to corporate debt and investments	484	1,786	1,915	1,569	2,238	484	2,238

PRE-TAX OPERATING INCOME (LOSS)	$(29,973)	$(2,093)	$(32,173)	$(41,747)	$(9,247)	$(29,973)	$(9,247)